EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Yankee Candle Company, Inc. (the "Company") on Form 10-K for the fiscal year ending January 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert R. Spellman, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT R. SPELLMAN
----------------------------
Robert R. Spellman
Chief Financial Officer
March 12, 2004

                                                                              61